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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF

                       THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)  January 23, 1997
                                                  ----------------

                             Cooper Industries, Inc.
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


                                      Ohio
                 ----------------------------------------------
                 (State or Other Jurisdiction of Incorporation)



               1-1175                             31-4156620
      ------------------------           ---------------------------------
      (Commission File Number)           (IRS Employer Identification No.)


600 Travis, Suite 5800, Houston, Texas                    77002
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(Address of Principal Executive Offices)                (Zip Code)


                                  713/209-8400
              ----------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)


                      ------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)




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Item 5.           Other Events.

Fourth Quarter and Year-End 1996 Results of Operations

On January 23, 1997, Cooper Industries ("the Company") issued the press release attached hereto as Exhibit 99.1 setting forth the Company's results of operations for the fourth quarter and year ended December 31, 1996.

Set forth below is certain additional financial information by industry segment for the Company's year ended December 31, 1996:

                                            Year Ended December 31, 1996
                                         ----------------------------------
                                                                  Operating
                                         Revenues                  Earnings
                                         --------                 ---------
      Electrical Products                $2,407.5                   $405.3
      Tools & Hardware                      973.0                    111.4
      Automotive Products                 1,935.1                     87.3
                                         --------                   -------
                                         $5,315.6                   $604.0
                                         ========                   -------
      Other income, net                                              173.4
      General corporate                                              (77.3)
      Interest expense                                              (142.1)
                                                                    -------
      Income before income taxes                                    $558.0
                                                                    =======

Business Outlook for 1997

The following sets forth the Company's general business outlook for 1997, based on current expectations. The statements are forward looking and actual results may differ materially. The comparative figures for 1997 include the effects of acquisitions and divestitures made during 1996.

The Company expects revenues to increase by approximately five percent or more for each business segment.

The Company expects operating income for the Electrical Products segment to increase by approximately five to 10 percent. Operating income for the Tools & Hardware segment is expected to increase by approximately 10 percent or more. Operating income for the Automotive Products segment is expected to increase by approximately 15 percent or more.

The above estimates are forward looking statements and involve a number of assumptions, risks and uncertainties. The primary economic assumptions include, without limitation, (i) modest growth in the domestic economy; (ii) no further weakening in European markets;(iii) a modest increase in construction spending worldwide, (iv) no significant change in raw material costs, and (v) no major customer consolidation in the automotive aftermarket. The estimates also assume, without limitation, no significant change in competitive conditions and such other risk factors as are discussed from time to time in the Company's periodic filings with the Securities and Exchange Commission.

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Item 7.           Financial Statements and Exhibits.

         Exhibits

           99.1 Company Press Release Dated January 23, 1997 Titled "Cooper Industries Reports 15% Increase In Share Earnings for 1996. Net income up 20% in the fourth quarter."



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              COOPER INDUSTRIES, INC.

                                              (Registrant)



Date: January 27, 1997                        /s/ D. Bradley McWilliams
                                              -------------------------
                                              D. Bradley McWilliams
                                              Senior Vice President, Finance



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                                  EXHIBIT INDEX


Exhibit No.

   99.1       Company Press Release Dated January 23, 1997
              Titled "Cooper Industries Reports 15% Increase
              In Share Earnings for 1996. Net Income up 20% in the fourth quarter."